Income Taxes	6 Months Ended
Jun. 30, 2023
Major Components Of Tax Expense Income [Abstract]
Income Taxes
10.
Income Tax

Income tax expense is recognized based on the income tax rates in the following main tax jurisdictions where the Group operated for the six months ended June 30, 2022 and 2023. The Company is incorporated in the Cayman Islands with subsidiaries in the United States, the PRC, Australia and Hong Kong and is exempt from income tax in the Cayman Islands.

For the six months ended June 30, 2023, the Group’s income tax expense of RMB 0.4 million (USD 0.06 million) is due primarily to income tax expense for Connect US. Connect US is treated for income tax purposes as a service provider for Connect HK and earns service fee income on a cost-plus basis.

As of June 30, 2023, the Group did not have any significant unrecognized uncertain tax positions.